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(MULTICURRENCY--CROSS BORDER)

                             ISDA-Registered Trademark-

                    INTERNATIONAL SWAP DEALERS ASSOCIATION, INC.

                                  MASTER AGREEMENT

                            dated as of December 1, 1998


TOYOTA MOTOR CREDIT CORPORATION and TOYOTA AUTO LEASE TRUST 1998-C have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.   INTERPRETATION

(a) DEFINITIONS. The term defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a)  GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii)     Each obligation of each party under Section 2(a)(i) is subject to
     (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

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(b)  CHANGE OF ACCOUNT.  Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  NETTING.  If on any date amounts would otherwise be payable:--

     (i)       in the same currency; and

     (ii)      in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)  DEDUCTION OR WITHHOLDING FOR TAX.

     (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

               (1)  promptly notify the other party ("Y") of such requirement;

               (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

               (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

               (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                    (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                    (B) the failure of a representation made by Y pursuant to
                    Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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     (ii)      LIABILITY.  If:--

               (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

               (2)  X does not so deduct or withhold; and

               (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.  REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)  BASIC REPRESENTATIONS.

     (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which is it a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

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(b)  ABSENCE OF CERTAIN EVENTS.  No Event of Default or Potential Event of
Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii)  any other documents specified in the Schedule or any Confirmation;
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated.


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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii)  CREDIT SUPPORT DEFAULT.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however


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     described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement, or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
            (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all the assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

            (1) the resulting, serving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such Party of any event specified below constitutes an illegality if the event is specified in (i) below, a Tax Event if the event specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:--

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

               (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

               (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party;) or

     (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6.   EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

     (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv)      RIGHT TO TERMINATE. If:--

               (1)  a transfer under Section 6(b)(ii) or an agreement under
               Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

               (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)  EFFECT OF DESIGNATION.

     (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)  CALCULATIONS.

     (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event.) Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

          (1) FIRST METHOD AND MARKET QUOTATION. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) FIRST METHOD AND LOSS. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) SECOND METHOD AND MARKET QUOTATION. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

          Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) SECOND METHOD AND LOSS. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:--

               (1) ONE AFFECTED PARTY. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

               (2)  TWO AFFECTED PARTIES.  If there are two Affected Parties:--

                    (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                    (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

               If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  COUNTERPARTS AND CONFIRMATIONS.

          (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

          (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.    NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

       (i) if in writing and delivered in person or by courier, on the date it is delivered;

       (ii) if sent by telex, on the date the recipient's answerback is received;

       (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form, it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

       (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

       (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.    GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

       (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

       (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.    DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii) by a Non-defaulting Party, the Non-default Rate; and

(d)    in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with
Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to
Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit
Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.



TOYOTA MOTOR CREDIT CORPORATION         TOYOTA AUTO LEASE TRUST 1998-C*
 ...................................     ......................................
          (Name of Party)                         (Name of Party)



By: /s/ George E. Borst                 By: /s/ Steven E. Charles
   ................................        ...................................
   Name:  George E. Borst                  Name:  STEVEN E. CHARLES
   Title: Senior Vice President and        Title:  Vice President
            General Manager
   Date:                                   Date:

                                        *   U.S. Bank National Association
                                            as 1998-C Securitization
                                            Trustee

                                                                  EXECUTION COPY
                                      SCHEDULE
                                       TO THE
                                  MASTER AGREEMENT
                            DATED AS OF DECEMBER 1, 1998
                                      BETWEEN
                          TOYOTA MOTOR CREDIT CORPORATION.
                                    ("PARTY A")
                                        AND
                           TOYOTA AUTO LEASE TRUST 1998-C
                                    ("PARTY B")


Part 1.   Termination Provisions.

(a)       "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

          Section 5(a)(v), None
          Section 5(a)(vi), None
          Section 5(a)(vii), None
          Section 5(b)(iv), None

          and in relation to Party B for the purpose of:

          Section 5(a)(v), None
          Section 5(a)(vi), None
          Section 5(a)(vii), None
          Section 5(b)(iv), None

(b)       "SPECIFIED TRANSACTION" has the meaning specified in Section 14.

(c) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii) will not apply to Party B.

          The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will not apply to Party A or Party B.

          The "MISREPRESENTATION" provisions of Section 5(a)(iv) will not apply to Party B.

          The "DEFAULT UNDER THE SPECIFIED TRANSACTION" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

          The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and will not apply to Party B; PROVIDED, HOWEVER, where an Event of Default specified in Sections 5(a)(vii) (1), (3), (4), (5), (6) or, to the extent analogous thereto, (8), is governed by a system of law which does not permit termination to take place upon or after the occurrence of the relevant Event of Default in accordance with the terms of this Agreement, then the Automatic Early Termination provision of Section 6(a) will apply to Party A and Party B.

          If an Early Termination Date occurs under Section 6(a) as a result of Automatic Early Termination, the Defaulting Party shall fully indemnify the Non-defaulting Party on demand against all expense, loss, damage or liability that the Non-defaulting Party may incur in respect of this Agreement and each Transaction as a consequence of movements in interest, currency, exchange or other relevant rates or prices or Market Quotations between the Early Termination Date and the Local Business Day on which the Non-defaulting Party first becomes aware that the Early Termination Date has occurred under Section 6(a). The Non-defaulting Party may for this purpose convert any expense, loss, damage or liability to the Termination Currency.

(f) PAYMENTS ON EARLY TERMINATION. "Market Quotation" and "Second Method" will apply for the purpose of Section 6(e) of this Agreement; PROVIDED, HOWEVER, that in the case of an Event of Default as described under Section 5(a)(i) or 5(a)(vii) with respect to Party A as the Defaulting Party, the related Settlement Amount, if negative, will be deemed to be zero.

(g)       "TERMINATION CURRENCY" means United States Dollars.

(h)       The "TAX EVENT" provisions of Section 5(b)(ii) are hereby amended by
          (i) inserting "(I)" after the caption "Tax Event." at the beginning thereof and (ii) inserting "and (II) at least 51% by Voting Interests of the Class A Certificateholders (as defined in the Trust Agreement) and any Adjustable Rate Class B Certificateholders (as defined in the Trust Agreement) directs the Trustee to terminate this Agreement and to liquidate the assets of Party B" at the end thereof before the semicolon.

(i) The "TAX EVENT UPON MERGER" provisions of Section 5(b)(iii) are hereby amended by (i) inserting "(I)" after the caption "Tax Event Upon Merger." at the beginning thereof and (ii) inserting "and (II) at least 51% by Voting Interests of the Class A Certificateholders and any Adjustable Rate Class B Certificateholders directs the Trustee to terminate this Agreement and to liquidate the assets of Party B" at the end thereof before the semicolon.

(j) ADDITIONAL TERMINATION EVENT will apply. Any of the following shall constitute an Additional Termination Event:

               (i)  INSOLVENCY OF TRANSFEROR.   The Transferor shall file a
               petition commencing a voluntary case under any chapter of the Federal bankruptcy laws; or the Transferor shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer, or consent; or the Transferor shall appoint, or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property, or shall make any assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or any order for relief against the Transferor shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Transferor under any other similar applicable Federal Law; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the Transferor or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered (in which event Party B shall be the Affected Party).

               (ii) INVESTMENT COMPANY. Party B or the Transferor becomes subject to registration as an "investment company" for purposes of the Investment Company Act of 1940, as amended (in which event Party B shall be the Affected Party).

Part 2.   Tax Representations

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, each of Party A and Party B makes the following representation:

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
          Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, PROVIDED that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below:

               (A) Party A makes the following representation: It is a corporation duly organized and incorporated under the laws of the State of California.

               (B) Party B makes the following representation: It is a trust organized or formed under the laws of the State of California.

Part 3. Agreement to Deliver Documents

     For the purpose of Section 4(a) of this Agreement, each party agrees to deliver the following documents as applicable:

     (a)  Tax forms, documents or certificates to be delivered are:


     PARTY REQUIRED TO                                                DATE BY WHICH TO BE
      DELIVER DOCUMENT             FORM/DOCUMENT/CERTIFICATE               DELIVERED
     ------------------            --------------------------         --------------------
     Party A and Party B      Any document required or reasonably     Promptly upon the earlier of
                              requested to allow the other party to   (i) reasonable demand by the
                              make payments under this Agreement      other party and (ii) learning
                              without any deduction or withholding    that the form or document is
                              for or on account of any Tax or with    required
                              such deduction or withholding tax at
                              a reduced rate


     (b)  Other documents to be delivered are:


PARTY REQUIRED TO                                                                                   COVERED BY SECTION
 DELIVER DOCUMENT             FORM/DOCUMENT/CERTIFICATE          DATE BY WHICH TO BE DELIVERED      3(d) REPRESENTATION
------------------            --------------------------         -----------------------------      -------------------

Party A and Party B        Certificate or other documents        At or promptly following the                 Yes
                           evidencing the authority of the       execution of this Agreement,
                           party entering into this              and, if a Confirmation so
                           Agreement and the persons acting      requires it on or before the
                           on behalf of such party               date set forth therein

Party A and Party B        Legal Opinions in the form            At or promptly following the                 No
                           reasonably acceptable to the          execution of this Agreement
                           other party


Part 4.  Miscellaneous

(a)  ADDRESSES FOR NOTICES:  For the purpose of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Address:       19001 South Western Avenue
               Torrance, California  90509
Attention:     Corporate Treasury Manager
Telex No.:     3719707
Facsimile No.: 310-787-6194
Answerback:    TMSUSA Z

(For all purposes)

Address for notices or communications to Party B:

Address:       Toyota Auto Lease Trust 1998-C
               c/o U.S. Bank National Association
               111 East Wacker Drive, Suite 3000
               Chicago, Illinois  60601

Attention:     Corporate Trust/Steve Charles
Fax:           (312) 228-9401

(For all purposes)

(b)       PROCESS AGENT. For the purpose of Section 13(c):

Party A appoints as its Process Agent: Not Applicable

Party B appoints as its Process Agent: Not Applicable

(c)       OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)       MULTIBRANCH PARTY. For the purpose of Section 10:

Party A is not a Multibranch Party.
Party B is not a Multibranch Party.

(e) CALCULATION AGENT. Party A will be the Calculation Agent. All calculations by the Calculation Agent (the "CA") shall be made in good faith and through the exercise of the CA's commercially reasonable judgment.

(f)       CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

Party A: Not Applicable

Party B: Not Applicable

(g)       CREDIT SUPPORT PROVIDER.

Party A: Not Applicable
Party B: Not Applicable

(h) GOVERNING LAW. This Agreement and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to its choice of law doctrine.

(i) WAIVER OF JURY TRIAL. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any proceedings relating to this Agreement.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part 5.  Other Provisions

(a) GROSS-UP, LIABILITY. Neither Party A nor Party B will in any circumstance be required to pay additional amounts in respect of any Indemnifiable Tax or be under any obligation to pay to the other any amount in respect of any liability of such other for or on account of any Tax and, accordingly, Section 2(d)(i)(4) and Section 2(d)(ii) of this Agreement shall not apply.

(b)       EARLY TERMINATION.

          (i) Section 6(b)(ii) is hereby amended to read in its entirety as follows:

          TRANSFER TO AVOID TERMINATION EVENT.

          (1) If an Illegality under Section 5(b)(i)(1) or a Tax Event or a Tax Event Upon Merger occurs, if Party A is the Affected Party it will, and, if Party B is the Affected Party it may request Party A to, as a condition to its right, if any, to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require Party A to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under
          Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices so that such Termination Event ceases to exist.

          If Party A is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period.

          Any such transfer under this Section 6(b)(ii)(1) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

          (2) No transfer or substitution pursuant to this Section 6(b)(ii) shall occur unless and until the Trustee has received the written affirmation of each of Standard & Poor's and Moody's that such transfer or substitution shall not adversely affect the then-current ratings of the Certificates (as defined in the Trust Agreement).

(c)       Section 6(b)(iii) shall not apply.

(d) Section 6(b)(iv) is hereby amended by (i) deleting (A) the words "a Credit Event Upon Merger" and (B) the words "or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party," from clause (2) of said Section 6(b)(iv) and (ii) deleting the words from and including "either party in the case of" to the end of Section 6(b)(iv) and adding the words "either party in the case of an Illegality or an Additional Termination Event, or Party B in the case of a Tax Event or a Tax Event upon Merger may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected
         Transactions." at the end of said Section 6(b)(iv).

(e) Any termination payment payable pursuant to Section 6(e) shall be computed separately for each Transaction hereunder and any amount owed by either Party A or Party B with respect to the termination of any such Transaction shall not be netted against any other amounts due under this Agreement.

(f)      Section 7 is hereby amended to read in its entirety as follows:

         Except as stated under Section 6(b)(ii) and as provided in this
         Section 7, and except for the assignment by way of security in favor of the Trustee under the Trust Agreement, neither Party A nor Party B is permitted to assign, novate or transfer as a whole or in part any of its rights, obligations or interests under this Agreement. Party A may transfer this Agreement to another party (the "Transferee"), on ten Business Days' prior written notice, PROVIDED that (i) such notice shall be accompanied by a guarantee of Party A of such Transferee's obligations in form and substance reasonably satisfactory to the Trustee; (ii) Party A delivers an opinion of independent counsel of recognized standing in form and substance reasonably satisfactory to the Trustee confirming that as of the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under this Agreement; (iii) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer and (iv) the Trustee has received written affirmation of Standard & Poor's and Moody's (or their successors) that such transfer shall not adversely affect the then-current ratings of the Certificates. In addition, in the event the long-term debt rating of Party A is reduced to a level below "Aa3" by Moody's (or its successor) or "AA" by Standard & Poor's (or its successor) or the short-term debt rating of Party A is reduced to a level below P-1 by Moody's or A-1+ by Standard Poor's, Party A may assign this Agreement to another party (or otherwise obtain a replacement swap agreement on substantially the same terms as this Agreement) and thereby be released from its obligations under this Agreement, PROVIDED that
         (i) such Transferee, by a written instrument, accepts all of the obligations of Party A under this Agreement to the reasonable satisfaction of the Trustee, (ii) Party A delivers an opinion of independent counsel of recognized standing in form and substance reasonably satisfactory to the Trustee confirming that as of the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under this Agreement, (iii) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer and (iv) the ratings assigned to the Certificates after such assignment and release will be at least equal to the ratings assigned by Moody's and Standard & Poor's (or their successors) to the Certificates at the time of such reduction of the rating of Party A's long-term debt. Any cost of such transfer will be borne by Party A or such Transferee and not by Party B. In addition, in the event that Party A does not elect to assign this Agreement or obtain a replacement swap agreement after such a reduction in rating, Party A may (but shall not be obligated to) establish any other arrangement satisfactory to Moody's and Standard & Poor's such that the ratings of the Certificates by the applicable rating agency will not be withdrawn or reduced.

(g) ADDITIONAL REPRESENTATIONS. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

         (g) It is entering into this Agreement and any other documentation relating to this Agreement as principal (and not as agent or in any other capacity, fiduciary or otherwise).

         (h) It is an "eligible swap participant" as defined in 17 C.F.R.
         Section 35.1(b)(2) and has entered into this Agreement and each Transaction in connection with its line of business including financial intermediation services or the financing of its business.

         (i) It hereby acknowledges and agrees that this Agreement and each Transaction hereunder or thereunder is intended to be a "swap agreement" as that term is defined in the U.S. Bankruptcy Code (as amended from time to time) and that the rights granted to each party under Section 6 include a contractual right to terminate a "swap agreement" and to offset and net out termination values and payment amounts in connection therewith.

(h)      AMENDMENTS. Section 9(b) of this Agreement is hereby amended to read:

         AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing and executed by each of the parties; PROVIDED, HOWEVER, that all such amendments, modifications or waivers shall require the written affirmation of each of Standard & Poor's and Moody's that such amendments, modifications or waivers shall not adversely affect the then-current ratings of the Certificates.

(i) CONFIRMATIONS. Each Confirmation supplements, forms part of, and will be read and construed as one with this Agreement.

(j) ADDITIONAL DEFINITIONS. Terms defined or referred to in the Trust Agreement shall bear the same respective meanings herein. "Trust Agreement" shall mean the 1998-C Securitization Trust Agreement, dated as of December 1, 1998, between Toyota Leasing, Inc. and U.S. Bank National Association, as trustee.

(k) INTEREST RATE AND CURRENCY EXCHANGES DEFINITIONS. Reference is hereby made to the 1991 ISDA Definitions (the "Definitions"), published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein without regard to any revision or subsequent edition thereof.

(l) PAYMENTS FROM PARTY B. Notwithstanding anything contained in this Agreement to the contrary, any amount required to be paid by Party B pursuant to this Agreement will be payable only to the extent and in accordance with the priority provided in the Trust Agreement.

(m) NO SET-OFF. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without set-off or counterclaims.

(n) INCONSISTENCY. In the event of an inconsistency among or between any of the following documents, the relevant document first listed below shall govern.

         (i)   Part 5(l) of the Schedule;

         (ii)  Confirmation;

         (iii) Schedule;

         (iv)  Definitions;

         (v)   Sections 1 through 14 of this Agreement.

(o) DEFAULT INTEREST; OTHER AMOUNTS. Section 2(e) of this Agreement is hereby amended by adding the following at the end of the first sentence thereof:

         ; PROVIDED, HOWEVER, that this Section 2(e) shall not apply to either Party A or Party B if its failure to pay is caused solely by such party becoming required to deduct or withhold on account of any Tax as set out in Section 2(d)(i).

      IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of December 1, 1998.

                                       TOYOTA MOTOR CREDIT CORPORATION


                                       By:  /s/ George E. Borst
                                            -----------------------------------
                                                      George E. Borst
                                            Senior Vice President and General
                                               Manager

                                            Date:


                                       TOYOTA AUTO LEASE TRUST 1998-C

                                       By:  U.S. BANK NATIONAL ASSOCIATION,
                                               as 1998-C Securitization Trustee


                                       By:  /s/ Steven E. Charles
                                            ------------------------------------
                                            Name:  Steven E. Charles
                                            Title: Vice President

                                            Date:

                                                                 EXECUTION COPY

                         Class A-1 Confirmation to the
                             ISDA Master Agreement
                          dated as of December 1, 1998

Toyota Auto Lease Trust 1998-C
c/o U.S. Bank National Association
111 East Wacker Drive, Suite 3000
Chicago, Illinois 60601

Re: Transaction Ref. No. 1 between Toyota Motor Credit Corporation ("Party A") and Toyota Auto Lease Trust 1998-C ("Party B")

Dear Sirs:

      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

      The definitions and provisions contained in the 1991 ISDA Definitions
(as published by the International Swaps and Derivatives Association,
Inc.)(the "Definitions") are incorporated in this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement, dated as of December 1, 1998, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Expressions used herein and not defined herein or in the Definitions shall bear the meaning ascribed thereto in the Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                               Toyota Motor Credit Corporation

Party B:                               Toyota Auto Lease Trust 1998-C

Trade Date:                            November 19, 1998

Effective Date:                        December 3, 1998

Termination Date:                      Class A-1 Targeted Maturity Date (as
                                       defined in the Trust Agreement), subject to adjustment in accordance with the Following Business Day Convention;
                                       provided, however, that if the
                                       Termination Date is extended in
                                       accordance with the provisions of
                                       paragraph 4 hereof,

                                       "Termination Date" shall have the
                                       meaning given to such term in
                                       paragraph 4.

Party A Floating Amounts:

      Party A Floating Rate
      Payer:                           Party A

      Party A Floating Rate
      Payer Notional Amount:           The Class A-1 Certificate Balance (as
                                       defined in the Trust Agreement) on the
                                       last day of the applicable Calculation
                                       Period.

      Party A Floating Rate Payer
      Period End Dates:                Each March 25, June 25, September 25
                                       and December 25, commencing on March 25,
                                       1999, up to and including the Termination
                                       Date, subject to adjustment in accordance with the Following Business Day
                                       Convention.

      Party A Floating Rate Payer
      Payment Dates:                   Each March 25, June 25, September 25
                                       and December 25, commencing on March 25,
                                       1999, up to and including the Termination
                                       Date, subject to adjustment in
                                       accordance with the Following Business
                                       Day Convention.

      Party A Floating Rate Option:    USD-LIBOR-BBA.

      Designated Maturity:             3 months, with the exception of the
                                       initial Calculation Period, in which case the Designated Maturity shall be the linear interpolation of four and three months.

      Spread:                          Plus .23%

      Party A Floating Rate
      for the initial
      Calculation Period:              5.243258% (excluding the Spread)

      Party A Floating Rate
      Day Count Fraction:              Actual/360

      Reset Dates:                     The first day of each Calculation
                                       Period.

      Compounding:                     Inapplicable.

Party B Fixed Amounts:

        Party B Fixed Rate Payer:      Party B

        Party B Fixed Rate Payer
        Notional Amount:               The Class A-1 Certificate Balance on
                                       the last day of the applicable
                                       Calculation Period.

        Party B Fixed Rate Payer
        Period End Dates:              Each March 25, June 25, September 25
                                       and December 25, commencing on March 25,
                                       1999, up to and including the
                                       Termination Date, with no adjustment,
                                       with the exception of the Termination
                                       Date, which shall be subject to
                                       adjustment in accordance with the
                                       Following Business Day Convention.

        Party B Fixed Rate Payer
        Payment Dates:                 Each March 25, June 25, September 25
                                       and December 25, commencing on March
                                       25, 1999, up to and including the
                                       Termination Date, subject to adjustment
                                       in accordance with the Following
                                       Business Day Convention.

        Party B Fixed Rate:            5.265%

        Party B Fixed Rate
        Day Count Fraction:            30/360

Business Days:                         "Business Day" as defined in the Trust
                                       Agreement

Calculation Agent:                     Party A


3.      Details of Variation to Agreement:

Taxation: If, as a result of the occurrence of any of the events described in
Section 5(b)(ii) or 5(b)(iii) of the Agreement, on any Party B Fixed Rate Payer Payment Date Party A receives a payment from Party B from which an amount has been deducted or withheld for or on account of a Tax, the payment obligations of Party B hereunder with respect to such Payment Date shall be reduced by the amount of any taxes so deducted or withheld and Party A's payment obligations with respect to such Payment Date shall be reduced in proportion to the amount by which Party B's payment obligations are so reduced. If, as a result of the occurrence of any of the events described in
Section 5(b)(ii) or 5(b)(iii) of the Agreement, on any Party A Floating Rate Payer Payment Date Party B receives a payment from Party A from which an amount has been deducted or withheld for or on account of a Tax, the payment obligations of Party A hereunder with respect to such Payment Date shall be reduced by the amount of any taxes so deducted or withheld and the payment obligations of Party B with respect to such Payment Date shall remain the same.

Interest Deferral: If on any Party B Fixed Rate Payer Payment Date, the amount allocated under the Trust Agreement and paid by Party B to Party A is less than the Party B Fixed Amount due on such date (the amount of any such insufficiency, the "Swap Interest Shortfall Amount"), the obligation of Party A to pay Party A Floating Amounts on the corresponding Party A Floating Rate Payer Payment Date will be reduced in the same proportion as the proportion that such Swap Interest Shortfall Amount represents of the Party B Fixed Amount otherwise due on such date. If on a subsequent Party B Fixed Rate Payer Payment Date, amounts are available and are paid by Party B to Party A pursuant to the Trust Agreement to reimburse all or any part of such Swap Interest Shortfall Amount, then the obligation of Party A to pay Party A Floating Amounts on the corresponding Party A Floating Rate Payer Payment Date will be increased in the same proportion as the proportion that the amount of such reimbursement represents of the Party B Fixed Amount otherwise due on such date. If a Swap Interest Shortfall Amount shall exist on any Early Termination Date, for purposes or computing the Market Quotation, the aggregate amount of all outstanding Swap Interest Shortfall Amounts shall be due on the first Party B Fixed Rate Payer Payment Date following the Early Termination Date and the amount due from Party A on the first Party A Floating Rate Payer Payment Date following the Early Termination Date will be increased in the same proportion as the proportion that the amount of such outstanding Swap Interest Shortfall Amounts represents of the Party B Fixed Amount that would otherwise be due on such date.

Extension: If on the Termination Date, the Class A-1 Certificate Balance has not been reduced to zero, the Termination Date shall be extended to the Extension Period End Date, being the earlier of (i) the Party A Floating Rate Payer Payment Date (as defined in Section 4 below) on which the Class A-1 Certificate Balance is reduced to zero and (ii) the Stated Maturity Date (as defined in the Trust Agreement) for the Class A-1 Certificates, subject to adjustment in accordance with the Following Business Day Convention. The period from the Class A-1 Targeted Maturity Date to the Extension Period End Date is referred to herein as the "Extension Period".

4. During the Extension Period, instead of the Party B Fixed Amounts and the Party A Floating Amounts described above in Section 2, the following provisions will be applicable:

Party A Floating Amount

       Floating Rate Payer:                  Party A

       Party A Floating Rate
       Payer Notional Amount:                The Class A-1 Certificate
                                             Balance on the last day of the
                                             applicable Calculation Period.

       Initial Extension Period
       Calculation Period:                   Commencing on the Class A-1
                                             Targeted Maturity Date.

       Party A Floating Rate Payer
       Period End Dates:                     The 25th day of each month
                                             commencing January 25, 2001,
                                             subject to adjustment in
                                             accordance with the Following
                                             Business Day Convention.

       Party A Floating Rate Payer
       Payment Dates:                        The 25th day of each month
                                             commencing January 25, 2001,
                                             subject to adjustment in
                                             accordance with the Following
                                             Business Day Convention.

       Party A Floating Rate Option:         USD-LIBOR-BBA

       Designated Maturity:                  1 month

       Spread:                               Plus 0.26%

       Floating Rate
       Day Count Fraction:                   Actual/360

       Reset Dates:                          First day of each Calculation
                                             Period.

       Compounding:                          Inapplicable.

Party B Fixed Amount

       Fixed Rate Payer:                     Payer B


       Party B Fixed Rate
       Payer Notional Amount:                The Class A-1 Certificate
                                             Balance on the last day of the
                                             Calculation Period.

       Initial Extension Period
       Calculation Period:                   Commencing on the Class A-1
                                             Targeted Maturity Date.

       Party B Fixed Rate
       Payer Period End Dates:               (i) the 25th day of each month,
                                             with no adjustment and (ii) the
                                             Extension Period End Date, which
                                             shall be subject to adjustment
                                             in accordance with the Following
                                             Business Day Convention.

       Party B Fixed Rate

       Payer Payment Dates:                  The 25th day of each month,
                                             subject to adjustment in
                                             accordance with the Following
                                             Business Day Convention, and the
                                             Extension Period End Date,
                                             subject to adjustment in
                                             accordance with the Following
                                             Business Day Convention.

       Party B Fixed Rate:                   5.265%

       Fixed Rate
       Day Count Fraction:                   30/360

       Reset Dates:                          First day of each Calculation
                                             Period.

5.     Account Details

Payments to Party A:

       Account for Payments in USD:          Bank of America, Concord,
                                             California
                                             ABA No. 121-000-358
                                             A/C No. 12351-07564
                                             A/C Toyota Motor Credit
                                             Corporation

Payments to Party B:

       Account for Payments in USD:          U.S. Bank National Association
                                             ABA # 091000022
                                             180121167365
                                             47300121
                                             Acct# 77085461


6.     Party A Documentation and Operations Officers

       Documentation:                        Delores Doll
                                             Phone:  310-787-6191
                                             Fax:  310-787-5715

       Operations:                           Delores Doll
                                             Phone:  310-787-6191
                                             Fax:  310-787-5715

7.     Relationship between Parties:

       Each party will be deemed to represent to the other party on the date on which it enters into the Agreement that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):

       NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into the Agreement and as to whether the Agreement is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Agreement; it being understood that information and explanations related to the terms and conditions of the Agreement shall not be considered investment advice or a recommendation to enter into the Agreement. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Agreement.

       ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement. It is also capable of assuming, and assumes, the risks of the Agreement.

       STATUS OF PARTIES. The other party is not acting as a fiduciary for or as adviser to it in respect of the Agreement.

8.     Governing Law:  New York

       Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Class A-1 Confirmation enclosed for that purpose and returning it to us.

                                        TOYOTA MOTOR CREDIT CORPORATION


                                        By: /s/ George E. Borst
                                           ------------------------------------
                                                 George E. Borst
                                              Senior Vice President
                                               and General Manager

                                        Confirmed as of the date first written:

                                        TOYOTA AUTO LEASE TRUST 1998-C

                                        By:  U.S. BANK NATIONAL ASSOCIATION,
                                             as 1998-C Securitization Trustee


                                        By: /s/ Steven E. Charles
                                           ------------------------------------
                                            Name:  Steven E. Charles
                                            Title:  Vice President

                                                               EXECUTION COPY

                            Class A-2 Confirmation to the
                                ISDA Master Agreement
                             dated as of December 1, 1998

Toyota Auto Lease Trust 1998-C
c/o U.S. Bank National Association
111 East Wacker Drive, Suite 3000
Chicago, Illinois  60601

Re: Transaction Ref. No. 2 between Toyota Motor Credit Corporation ("Party A") and Toyota Auto Lease Trust 1998-C ("Party B")

Dear Sirs:

          The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

          The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivations Association, Inc.)(the "Definitions") are incorporated in this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement, dated as of December 1, 1998, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Expressions used herein and not defined herein or in the Definitions shall bear the meaning ascribed thereto in the Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                                Toyota Motor Credit Corporation

Party B:                                Toyota Auto Lease Trust 1998-C

Trade Date:                             November 19, 1998

Effective Date:                         December 3, 1998

Termination Date:                       Class A-2 Targeted Maturity Date (as
                                        defined in the Trust Agreement), subject to adjustment in accordance with the Following Business Day Convention;
                                        provided, however, that if the
                                        Termination Date is extended in
                                        accordance with the provisions of
                                        paragraph 4 hereof,

                                        "Termination Date" shall have the
                                        meaning given to such term in paragraph
                                        4.

Party A Floating Amounts:

     Party A Floating Rate
     Payer:                             Party A

     Party A Floating Rate
     Payer Notional Amount:             The Class A-2 Certificate Balance (as
                                        defined in the Trust Agreement) on the
                                        last day of the applicable Calculation
                                        Period.

     Party A Floating Rate Payer
     Period End Dates:                  Each March 25, June 25, September 25 and
                                        December 25, commencing on March 25,
                                        1999, up to and including the
                                        Termination Date, subject to adjustment
                                        in accordance with the Following
                                        Business Day Convention.

     Party A Floating Rate Payer
     Payment Dates:                     Each March 25, June 25, September 25 and
                                        December 25, commencing on March 25,
                                        1999, up to and including the
                                        Termination Date, subject to adjustment
                                        in accordance with the Following
                                        Business Day Convention.

     Party A Floating Rate Option:      USD-LIBOR-BBA.

     Designated Maturity:               3 months, with the exception of the
                                        initial Calculation Period, in which
                                        case the Designated Maturity shall be
                                        the linear interpolation of four and
                                        three months.

     Spread:                            Plus 0.27%

     Party A Floating Rate
     for the initial
     Calculation Period:                5.243258% (excluding the Spread)

     Party A Floating Rate
     Day Count Fraction:                Actual/360

     Reset Dates:                       The first day of each Calculation
                                        Period.

     Compounding:                       Inapplicable.

Party B Fixed Amounts:

     Party B Fixed Rate Payer:          Party B

     Party B Fixed Rate Payer
     Notional Amount:                   The Class A-2 Certificate Balance on the
                                        last day of the applicable Calculation
                                        Period.

     Party B Fixed Rate Payer
     Period End Dates:                  Each March 25, June 25, September 25 and
                                        December 25, commencing on March 25,
                                        1999, up to and including the
                                        Termination Date, with no adjustment,
                                        with the Exception of the Termination
                                        Date, which shall be subject to
                                        adjustment in accordance with the
                                        Following Business Day Convention.

     Party B Fixed Rate Payer
     Payment Dates:                     Each March 25, June 25, September 25 and
                                        December 25, commencing on March 25,
                                        1999, up to and including the
                                        Termination Date, subject to adjustment
                                        in accordance with the Following
                                        Business Day Convention.

     Party B Fixed Rate:                5.413%

     Party B Fixed Rate
     Day Count Fraction:                30/360

Business Days:                          "Business Day" as defined in the Trust
                                        Agreement

Calculation Agent:                      Party A

3.   Details of Variation to Agreement:

Taxation:  If, as a result of the occurrence of any of the events described in
Section 5(b)(ii) or 5(b)(iii) of the Agreement, on any Party B Fixed Rate Payer Payment Date Party A receives a payment from Party B from which an amount has been deducted or withheld for or on account of a Tax, the payment obligations of Party B hereunder with respect to such Payment Date shall be reduced by the amount of any taxes so deducted or withheld and Party A's payment obligations with respect to such Payment Date shall be reduced in proportion to the amount by which Party B's payment obligations are so reduced. If, as a result of the occurrence of any of the events described in Section 5(b)(ii) or 5(b)(iii) of the Agreement, on any Party A Floating Rate Payer Payment Date Party B receives a payment from Party A from which an amount has been deducted or withheld for or on account of a Tax, the payment obligations of Party A hereunder with respect to such Payment Date shall be reduced by the amount of any taxes so deducted or withheld and the payment obligations of Party B with respect to such Payment Date shall remain the same.

Interest Deferral: If on any Party B Fixed Rate Payer Payment Date, the amount allocated under the Trust Agreement and paid by Party B to Party A is less than the Party B Fixed Amount due on such date (the amount of any such insufficiency, the "Swap Interest Shortfall Amount"), the obligation of Party A to pay Party A Floating Amounts on the corresponding Party A Floating Rate Payer Payment Date will be reduced in the same proportion as the proportion that such Swap Interest Shortfall Amount represents of the Party B Fixed Amount otherwise due on such date. If on a subsequent Party B Fixed Rate Payer Payment Date, amounts are available and are paid by Party B to Party A pursuant to the Trust Agreement to reimburse all or any part of such Swap Interest Shortfall Amount, then the obligation of Party A to pay Party A Floating Amounts on the corresponding Party A Floating Rate Payer Payment Date will be increased in the same proportion as the proportion that the amount of such reimbursement represents of the Party B Fixed Amount otherwise due on such date. If a Swap Interest Shortfall Amount shall exist on any Early Termination Date, for purposes of computing the Market Quotation, the aggregate amount of all outstanding Swap Interest Shortfall Amounts shall be due on the first Party B Fixed Rate Payer Payment Date following the Early Termination Date and the amount due from Party A on the first Party A Floating Rate Payer Payment Date following the Early Termination Date will be increased in the same proportion as the proportion that the amount of such outstanding Swap Interest Shortfall Amounts represents of the Party B Fixed Amount that would otherwise be due on such date.

Extension: If on the Termination Date, the Class A-2 Certificate Balance has not been reduced to zero, the Termination Date shall be extended to the Extension Period End Date, being the earlier of (i) the Party A Floating Rate Payer Payment Date (as defined in Section 4 below) on which the Class A-2 Certificate Balance is reduced to zero and (ii) the Stated Maturity Date (as defined in the Trust Agreement) for the Class A-2 Certificates, subject to adjustment in accordance with the Following Business Day Convention. The period from the Class A-2 Targeted Maturity Date to the Extension Period End Date is referred to herein as the "Extension Period".

4. During the Extension Period, instead of the Party B Fixed Amounts and the Party A Floating Amounts described above in Section 2, the following provisions will be applicable:

Party A Floating Amount

       Floating Rate Payer:                  Party A

       Party A Floating Rate
       Payer Notional Amount:                The Class A-2 Certificate
                                             Balance on the last day of the
                                             applicable Calculation Period.

       Initial Extension Period
       Calculation Period:                   Commencing on the Class A-2
                                             Targeted Maturity Date.

       Party A Floating Rate Payer
       Period End Dates:                     The 25th day of each month
                                             commencing January 25, 2002,
                                             subject to adjustment in
                                             accordance with the Following
                                             Business Day Convention.

       Party A Floating Rate Payer
       Payment Dates:                        The 25th day of each month
                                             commencing January 25, 2002,
                                             subject to adjustment in
                                             accordance with the Following
                                             Business Day Convention.

       Party A Floating Rate Option:         USD-LIBOR-BBA

       Designated Maturity:                  1 month

       Spread:                               Plus 0.30%

       Floating Rate
       Day Count Fraction:                   Actual/360

       Reset Dates:                          First day of each Calculation
                                             Period.

       Compounding:                          Inapplicable.

Party B Fixed Amount

       Fixed Rate Payer:                     Party B


       Party B Fixed Rate
       Payer Notional Amount:                The Class A-2 Certificate
                                             Balance on the last day of the
                                             Calculation Period.

       Initial Extension Period
       Calculation Period:                   Commencing on the Class A-2
                                             Targeted Maturity Date.

       Party B Fixed Rate
       Payer Period End Dates:               (i) The 25th day of each month,
                                             with no adjustment and (ii) the
                                             Extension Period End Date, which
                                             shall be subject to adjustment
                                             in accordance with the Following
                                             Business Day Convention.

       Party B Fixed Rate

       Payer Payment Dates:                  The 25th day of each month,
                                             subject to adjustment in
                                             accordance with the Following
                                             Business Day Convention, and the
                                             Extension Period End Date,
                                             subject to adjustment in
                                             accordance with the Following
                                             Business Day Convention.

       Party B Fixed Rate:                   5.413%

       Fixed Rate
       Day Count Fraction:                   30/360

       Reset Dates:                          First day of each Calculation
                                             Period.

5.     Account Details

Payments to Party A:

       Account for Payments in USD:          Bank of America, Concord,
                                             California
                                             ABA No. 121-000-358
                                             A/C No. 12351-07564
                                             A/C Toyota Motor Credit
                                             Corporation

Payments to Party B:

       Account for Payments in USD:          U.S. Bank National Association
                                             ABA # 091000022
                                             180121167365
                                             47300121
                                             Acct# 77085461


6.     Party A Documentation and Operations Officers

       Documentation:                        Delores Doll
                                             Phone:  310-787-6191
                                             Fax:  310-787-5715

       Operations:                           Delores Doll
                                             Phone:  310-787-6191
                                             Fax:  310-787-5715

7.     Relationship between Parties:

       Each party will be deemed to represent to the other party on the date on which it enters into the Agreement that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):

     NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into the Agreement and as to whether the Agreement is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Agreement; it being understood that information and explanations related to the terms and conditions of the Agreement shall not be considered investment advice or a recommendation to enter into the Agreement. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Agreement.

     ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement. It is also capable of assuming, and assumes, the risks of the Agreement.

     STATUS OF PARTIES. The other party is not acting as a fiduciary for or as adviser to it in respect of the Agreement.

8.   Governing Law: New York

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Class A-2 Confirmation enclosed for that purpose and returning it to us.


                                   TOYOTA MOTOR CREDIT CORPORATION



                                   By:  /s/ George E. Borst
                                      -----------------------------
                                           George E. Borst
                                        Senior Vice President
                                         and General Manager

                                   Confirmed as of the date first written:

                                   TOYOTA AUTO LEASE TRUST 1998-C

                                   By:  U.S. BANK NATIONAL ASSOCIATION,
                                        as 1998-C Securitization Trustee

                                   By:  /s/ Steven E. Charles
                                      -----------------------------
                                      Name: Steven E. Charles
                                      Title: Vice President

                                                                EXECUTION COPY

                            Class A-3 Confirmation to the
                                ISDA Master Agreement
                             dated as of December 1, 1998

Toyota Auto Lease Trust 1998-C
c/o U.S. Bank National Association
111 East Wacker Drive, Suite 3000
Chicago, Illinois 60601

Re: Transaction Ref. No. 3 between Toyota Motor Credit Corporation ("Party A") and Toyota Auto Lease Trust 1998-C ("Party B")

Dear Sirs:

     The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

     The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated in this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to , the ISDA Master Agreement, dated as of December 1, 1998, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Expressions used herein and not defined herein or in the Definitions shall bear the meaning ascribed thereto in the Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                               Toyota Motor Credit Corporation

Party B:                               Toyota Auto Lease Trust 1998-C

Trade Date:                            November 19, 1998

Effective Date:                        December 3, 1998

Termination Date:                      Class A-3 Targeted Maturity Date
                                       (as defined in the Trust
                                       Agreement), subject to adjustment
                                       in accordance with the Following
                                       Business Day Convention; provided,
                                       however, that if the Termination
                                       Date is extended in accordance with
                                       the provisions of paragraph 4
                                       hereof,

                                       "Termination Date" shall have the
                                       meaning given to such term in
                                       paragraph 4.

Party A Floating Amounts:

     Party A Floating Rate
     Payer:                            Party A

     Party A Floating Rate
     Payer Notional Amount:            The Class A-3 Certificate Balance
                                       (as defined in the Trust Agreement)
                                       on the last day of the applicable
                                       Calculation Period.

     Party A Floating Rate Payer
     Period End Dates:                 Each March 25, June 25, September
                                       25 and December 25, commencing on
                                       March 25, 1999, up to and including
                                       the Termination Date, subject to
                                       adjustment in accordance with the
                                       Following Business Day Convention.

     Party A Floating Rate Payer
     Payment Dates:                    Each March 25, June 25, September
                                       25 and December 25, commencing on
                                       March 25, 1999, up to and including
                                       the Termination Date, subject to
                                       adjustment in accordance with the
                                       Following Business Day Convention.

     Party A Floating Rate Option:     USD-LIBOR-BBA.

     Designated Maturity:              3 months, with the exception of the
                                       initial Calculation Period, in
                                       which case the Designated Maturity
                                       shall be the linear interpolation
                                       of four and three months.

     Spread:                           Plus 0.32%

     Party A Floating Rate
     for the initial
     Calculation Period:               5.243258% (excluding the Spread)

     Party A Floating Rate
     Day Count Fraction:               Actual/360

     Reset Dates:                      The first day of each Calculation
                                       Period.

     Compounding:                      Inapplicable.

Party B Fixed Amounts:

     Party B Fixed Rate Payer:         Party B

     Party B Fixed Rate Payer
     Notional Amount:                  The Class A-3 Certificate Balance
                                       on the last day of the applicable
                                       Calculation Period.

     Party B Fixed Rate Payer
     Period End Dates:                 Each March 25, June 25, September
                                       25 and December 25, commencing on
                                       March 25, 1999, up to and including
                                       the Termination Date, with no
                                       adjustment, with the exception of
                                       the Termination Date, which shall
                                       be subject to adjustment in
                                       accordance with the Following
                                       Business Day Convention.

     Party B Fixed Rate Payer
     Payment Dates:                    Each March 25, June 25, September 25 and
                                       December 25, commencing on March 25,
                                       1999, up to and including the
                                       Termination Date, subject to adjustment
                                       in accordance with the Following
                                       Business Day Convention.

     Party B Fixed Rate:               5.463%

     Party B Fixed Rate
     Day Count Fraction:               30/360

Business Days:                         "Business Day" as defined in the
                                       Trust Agreement

Calculation Agent:                     Party A

3.   Details of Variation to Agreement:

Taxation: If, as a result of the occurrence of any of the events described in
Section 5(b)(ii)or 5(b)(iii) of the Agreement, on any Party B Fixed Rate Payer Payment Date Party A receives a payment from Party B from which an amount had been deducted or withheld for or on account of a Tax, the payment obligations of Party B hereunder with respect to such Payment Date shall be reduced by the amount of any taxes so deducted or withheld and Party A's payment obligations with respect to such Payment Date shall be reduced in proportion to the amount by which Party B's payment obligations are so reduced. If, as a result of the occurrence of any of the events described in Section 5(b)(ii) or 5(b)(iii) of the Agreement, on any Party A Floating Rate Payer Payment Date Party B receives a payment from Party A from which an amount has been deducted or withheld for or on account of a Tax, the payment obligations of Party A hereunder with respect to such Payment Date shall be reduced by the amount of any taxes so deducted or withheld and the payment obligations of Party B with respect to such Payment Date shall remain the same.

Interest Deferral: If on any Party B Fixed Rate Payer Payment Date, the amount allocated under the Trust Agreement and paid by Party B to Party A is less than the Party B Fixed Amount due on such date (the amount of any such insufficiency, the "Swap Interest Shortfall Amount"), the obligation of Party A to pay Party A Floating Amounts on the corresponding Party A Floating Rate Payer Payment Date will be reduced in the same proportion as the proportion that such Swap Interest Shortfall Amount represents of the Party B Fixed Amount otherwise due on such date. If on a subsequent Party B Fixed Rate Payer Payment Date, amounts are available and are paid by Party B to Party A pursuant to the Trust Agreement to reimburse all or any part of such Swap Interest Shortfall Amount then the obligation of Party A to pay Party A Floating Amounts on the corresponding Party A Floating Rate Payer Payment Date will be increased in the same proportion as the proportion that the amount of such reimbursement represents of the Party B Fixed Amount otherwise due on such date. If a Swap Interest Shortfall Amount shall exist on any Early Termination Date, for purposes of computing the Market Quotation, the aggregate amount of all outstanding Swap Interest Shortfall Amounts shall be due on the first Party B Fixed Rate Payer Payment Date following the Early Termination Date and the amount due from Party A on the first Party A Floating Rate Payer Payment Date following the Early Termination Date will be increased in the same proportion as the proportion that the amount of such outstanding Swap Interest Shortfall Amounts represents of the Party B Fixed Amount that would otherwise be due on such date.

Extension: If on the Termination Date, the Class A-3 Certificate Balance has not been reduced to zero, the Termination Date shall be extended to the Extension Period End Date, being the earlier of (i) the Party A Floating Rate Payer Payment Date (as defined in Section 4 below) on which the Class A-3 Certificate Balance is reduced to zero and (ii) the Stated Maturity Date (as defined in the Trust Agreement) for the Class A-3 Certificates, subject to adjustment in accordance with the Following Business Day Convention. The period from the Class A-3 Targeted Maturity Date to the Extension Period End Date is referred to herein as the "Extension Period".

4. During the Extension Period, instead of the Party B Fixed Amounts and the Party A Floating Amounts described above in Section 2, the following provisions will be applicable:

Party A Floating Amount


     Floating Rate Payer:              Party A

     Party A Floating Rate
     Payer Notional Amount:            The Class A-3 Certificate
                                       Balance on the last day of the
                                       applicable Calculation Period.

     Initial Extension Period
     Calculation Period:               Commencing on the Class A-3
                                       Targeted Maturity Date.

     Party A Floating Rate Payer
     Period End Dates:                 The 25th day of each month
                                       commencing April 25, 2002,
                                       subject to adjustment in
                                       accordance with the Following
                                       Business Day Convention.

     Party A Floating Rate Payer
     Payment Dates:                    The 25th day of each month
                                       commencing April 25, 2002,
                                       subject to adjustment in
                                       accordance with the Following
                                       Business Day Convention.

     Party A Floating Rate Option:     USD-LIBOR-BBA

     Designated Maturity:              1 month

     Spread:                           Plus 0.35%

     Floating Rate
     Day Count Fraction:               Actual/360

     Reset Dates:                      First day of each Calculation
                                       Period.

     Compounding:                      Inapplicable.

Party B Fixed Amount

     Fixed Rate Payer:                 Party B

     Party B Fixed Rate
     Payer Notional Amount:            The Class A-3 Certificate
                                       Balance on the last day of the
                                       Calculation Period.

     Initial Extension Period
     Calculation Period:               Commencing on the Class A-3
                                       Targeted Maturity Date.

     Party B Fixed Rate
     Payer Period End Dates:           (i) The 25th day of each month, with
                                       no adjustment and (ii) the Extension
                                       Period End Date, which shall be subject
                                       to adjustment in accordance with the
                                       Following Business Day Convention.

     Party B Fixed Rate

     Payer Payment Dates:              The 25th day of each month,
                                       subject to adjustment in
                                       accordance with the Following
                                       Business Day Convention, and
                                       the Extension Period End Date,
                                       subject to adjustment in
                                       accordance with the Following
                                       Business Day Convention.

     Party B Fixed Rate:               5.463%

     Fixed Rate
     Day Count Fraction:               30/360

     Reset Dates:                      First day of each Calculation
                                       Period.

5.   Account Details

Payments to Party A:

     Account for Payments in USD:      Bank of America, Concord,
                                       California
                                       ABA No. 121-000-358
                                       A/C No. 12351-07564
                                       A/C Toyota Motor Credit
                                       Corporation

Payments to Party B:

     Accounts for Payments in USD:     U.S. Bank National Association
                                       ABA #091000022
                                       180121167365
                                       47300121
                                       Acct# 77085461

6.   Party A Documentation and Operations Officers

     Documentation:                    Delores Doll
                                       Phone: 310-787-6191
                                       Fax: 310-787-5715

     Operations:                       Delores Doll
                                       Phone: 310-787-6191
                                       Fax:  310-787-5715

7.   Relationship between Parties:

     Each party will be deemed to represent to the other party on the date on which it enters into the Agreement that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):

      NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into the Agreement and as to whether the Agreement is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Agreement; it being understood that information and explanations related to the terms and conditions of the Agreement shall not be considered investment advice or a recommendation to enter into the Agreement. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Agreement.

      ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement. It is also capable of assuming, and assumes, the risks of the Agreement.

      STATUS OF PARTIES. The other party is not acting as a fiduciary for or as adviser to it in respect of the Agreement.

8.    Governing Law: New York

      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Class A-3 Confirmation enclosed for that purpose and returning it to us.

                                       TOYOTA MOTOR CREDIT CORPORATION


                                       By: /s/ George E. Borst
                                           ------------------------------------
                                                      George E. Borst
                                                   Senior Vice President
                                                   and General Manager

                                       Confirmed as of the date first written:

                                       TOYOTA AUTO LEASE TRUST 1998-C

                                       By:  U.S. BANK NATIONAL ASSOCIATION,
                                            as 1998-C Securitization Trustee


                                       By:  /s/ Steven E. Charles
                                           ------------------------------------
                                           Name:  Steven E. Charles
                                           Title: Vice President

                                                                EXECUTION COPY

                        Class B Confirmation to the
                           ISDA Master Agreement
                       dated as of December 1, 1998


Toyota Auto Lease Trust 1998-C
c/o U.S. Bank National Association
111 East Wacker Drive, Suite 3000
Chicago, Illinois 60601

Re: Transaction Ref. No. 4 between Toyota Motor Credit Corporation ("Party A") and Toyota Auto Lease Trust 1998-C ("Party B")

Dear Sirs:

         The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

          The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.)(the "Definitions") are incorporated in this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement, dated as of December 1, 1998, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Expressions used herein and not defined herein or in the Definitions shall bear the meaning ascribed thereto in the Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                               Toyota Motor Credit Corporation

Party B:                               Toyota Auto Lease Trust 1998-C

Trade Date:                            November 19, 1998

Effective Date:                        December 3, 1998

Termination Date:                      Class B Targeted Maturity Date (as
                                       defined in the Trust Agreement), subject to adjustment in accordance with the Following Business Day Convention;
                                       provided, however, that if the
                                       Termination Date is extended in
                                       accordance with the provisions of
                                       paragraph 4 hereof,

                                       "Termination Date" shall have the
                                       meaning given to such term in
                                       paragraph 4.

Party A Floating Amounts:

        Party A Floating Rate
        Payer:                         Party A

        Party A Floating Rate
        Payer Notional Amount:         The Class B Certificate Balance (as
                                       defined in the Trust Agreement) on the
                                       last day of the applicable Calculation
                                       Period.

        Party A Floating Rate Payer
        Period End Dates:              Each March 25, June 25, September 25
                                       and December 25, commencing on March 25,
                                       1999, up to and including the Termination
                                       Date, subject to adjustment in accordance with the Following Business Day
                                       Convention.

        Party A Floating Rate Payer
        Payment Dates:                 Each March 25, June 25, September 25
                                       and December 25, commencing on March 25,
                                       1999, up to and including the Termination
                                       Date, subject to adjustment in accordance with the Following Business Day
                                       Convention.

        Party A Floating Rate
        Option:                        USD-LIBOR-BBA.

        Designated Maturity:           3 months, with the exception of the
                                       initial Calculation Period, in which case the Designated Maturity shall be the linear interpolation of four and three months.

        Spread:                        Plus 2.00%

        Party A Floating Rate
        for the initial
        Calculation Period:            5.243258% (excluding the Spread)

        Party A Floating Rate
        Day Count Fraction:            Actual/360

        Reset Dates:                   The first day of each Calculation
                                       Period.

        Compounding:                   Inapplicable.

Party B Fixed Amounts:

        Party B Fixed Rate Payer:      Party B

        Party B Fixed Rate Payer
        Notional Amount:               The Class B Certificate Balance on the
                                       last day of the applicable Calculation
                                       Period.

        Party B Fixed Rate Payer
        Period End Dates:              Each March 25, June 25, September 25
                                       and December 25, commencing on March 25,
                                       1999, up to and including the Termination
                                       Date, with no adjustment, with the
                                       exception of the Termination Date, which shall be subject to adjustment in accordance with the Following Business
                                       Day Convention.

        Party B Fixed Rate Payer
        Payment Dates:                 Each March 25, June 25, September 25
                                       and December 25, commencing on March 25,
                                       1999, up to and including the Termination
                                       Date, subject to adjustment in
                                       accordance with the Following Business
                                       Day Convention.

        Party B Fixed Rate:            6.959%

        Party B Fixed Rate
        Day Count Fraction:            30/360

Business Days:                         "Business Day" as defined in the Trust
                                        Agreement

Calculation Agent:                      Party A

3.  Details of Variation to Agreement:

Taxation: If, as a result of the occurrence of any of the events described in
Section 5(b)(ii) or 5(b)(iii) of the Agreement, on any Party B Fixed Rate
Payer Payment Date Party A receives a payment from Party B from which an amount has been deducted or withheld for or on account of a Tax, the payment obligations of Party B hereunder with respect to such Payment Date shall be reduced by the amount of any taxes so deducted or withheld and Party A's payment obligations with respect to such Payment Date shall be reduced in proportion to the amount by which Party B's payment obligations are so reduced. If, as a result of the occurrence of any of the events described in Section 5(b)(ii) or 5(b)(iii) of the Agreement, on any Party A Floating Rate Payer Payment Date Party B receives a payment from Party A from which an amount has been deducted or withheld for or on account of a Tax, the payment obligations of Party A hereunder with respect to such Payment Date shall be reduced by the amount of any taxes so deducted or withheld and the payment obligations of Party B with respect to such Payment Date shall remain the same.

Interest Deferral: If on any Party B Fixed Rate Payer Payment Date, the amount allocated under the Trust Agreement and paid by Party B to Party A is less than the Party B Fixed Amount due on such date (the amount of any such insufficiency, the "Swap Interest Shortfall Amount"), the obligation of Party A to pay Party A Floating Amounts on the corresponding Party A Floating Rate Payer Payment Date will be reduced in the same proportion as the proportion that such Swap Interest Shortfall Amount represents of the Party B Fixed Amount otherwise due on such date. If on a subsequent Party B Fixed Rate Payer Payment Date, amounts are available and are paid by Party B to Party A pursuant to the Trust Agreement to reimburse all or any part of such Swap Interest Shortfall Amount, then the obligation of Party A to pay Party A Floating Amounts on the corresponding Party A Floating Rate Payer Payment Date will be increased in the same proportion as the proportion that the amount of such reimbursement represents of the Party B Fixed Amount otherwise due on such date. If a Swap Interest Shortfall Amount shall exist on any Early Termination Date, for purposes of computing the Market Quotation, the aggregate amount of all outstanding Swap Interest Shortfall Amounts shall be due on the first Party B Fixed Rate Payer Payment Date following the Early Termination Date and the amount due from Party A on the first Party A Floating Rate Payer Payment Date following the Early Termination Date will be increased in the same proportion as the proportion that the amount of such outstanding Swap Interest Shortfall Amounts represents of the Party B Fixed Amount that would otherwise be due on such date.

Extension: If on the Termination Date, the Class B Certificate Balance has not been reduced to zero, the Termination Date shall be extended to the Extension Period End Date, being the earlier of (i) the Party A Floating Rate Payer Payment Date (as defined in Section 4 below) on which the Class B Certificate Balance is reduced to zero and (ii) the Stated Maturity Date (as defined in the Trust Agreement) for the Class B Certificates, subject to adjustment in accordance with the Following Business Day Convention. The period from the Class B Targeted Maturity Date to the Extension Period End Date is referred to herein as the "Extension Period".

4. During the Extension Period, instead of the Party B Fixed Amounts and the Party A Floating Amounts described above in Section 2, the following provisions will be applicable:

Party A Floating Amount

    Floating Rate Payer:               Party A

    Party A Floating Rate
    Payer Notional Amount:             The Class B Certificate Balance on the
                                       last day of the applicable Calculation
                                       Period.

    Initial Extension Period
    Calculation Period:                Commencing on the Class B Targeted
                                       Maturity Date.

    Party A Floating Rate Payer
    Period End Dates:                  The 25th day of each month commencing
                                       January 25, 2004, subject to adjustment
                                       in accordance with the Following Business
                                       Day Convention.

    Party A Floating Rate Payer
    Payment Dates:                     The 25th day of each month commencing
                                       January 25, 2004, subject to adjustment
                                       in accordance with the Following Business
                                       Day Convention.

    Party A Floating Rate Option:      USD-LIBOR-BBA

    Designated Maturity:               1 month

    Spread:                            Plus 2.03%

    Floating Rate
    Day Count Fraction:                Actual/360

    Reset Dates:                       First day of each Calculation Period.

    Compounding:                       Inapplicable.

Party B Fixed Amount

    Fixed Rate Payer:                  Party B

    Party B Fixed Rate
    Payer Notional Amount:             The Class B Certificate Balance on the
                                       last day of the Calculation Period.

    Initial Extension Period
    Calculation Period:                Commencing on the Class B Targeted
                                       Maturity Date

    Party B Fixed Rate
    Payer Period End Dates:            (i) The 25th day of each month, with
                                       no adjustment and (ii) the Extension
                                       Period End Date, which shall be subject
                                       to adjustment in accordance with the
                                       Following Business Day Convention.

    Party B Fixed Rate
    Payer Payment Dates:               The 25th day of each month, subject to
                                       adjustment in accordance with the
                                       Following Business Day Convention, and
                                       the Extension Period End Date, subject
                                       to adjustment in accordance with the
                                       Following Business Day Convention.

    Party B Fixed Rate:                6.959%

    Fixed Rate
    Day Count Fraction:                30/360

    Reset Dates:                       First day of each Calculation Period.

5.  Account Details

Payments to Party A:

    Account for Payments in USD:       Bank of America, Concord, California
                                       ABA No. 121-000-358
                                       A/C No. 12351-07564
                                       A/C Toyota Motor Credit Corporation

Payments to Party B:

    Account for Payments in USD:       U.S. Bank National Association
                                       ABA # 091000022
                                       180121167365
                                       47300121
                                       Acct# 77085461

6.  Party A Documentation and Operations Officers

    Documentation:                     Delores Doll
                                       Phone: 310-787-6191
                                       Fax: 310-787-5715

    Operations:                        Delores Doll
                                       Phone: 310-787-6191
                                       Fax: 310-787-5715

7.  Relationship between Parties:

    Each party will be deemed to represent to the other party on the date on which it enters into the Agreement that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):

    NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into the Agreement and as to whether the Agreement is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Agreement; it being understood that information and explanations related to the terms and conditions of the Agreement shall not be considered investment advice or a recommendation to enter into the Agreement. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Agreement.

      ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement. It is also capable of assuming, and assumes, the risks of the Agreement.

      STATUS OF PARTIES. The other party is not acting as a fiduciary for or as adviser to it in respect of the Agreement.

8.    Governing Law: New York

      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Adjustable Rate Class B Confirmation enclosed for that purpose and returning it to us.

                                       TOYOTA MOTOR CREDIT CORPORATION


                                       By: /s/ George E. Borst
                                           -----------------------------------
                                                  George E. Borst
                                               Senior Vice President
                                               and General Manager

                                      Confirmed as of the date first written:

                                      TOYOTA AUTO LEASE TRUST 1998-C

                                      By:  U.S. BANK NATIONAL ASSOCIATION,
                                           as 1998-C Securitization Trustee


                                       By: /s/ Steven E. Charles
                                           -----------------------------------
                                           Name:  Steven E. Charles
                                           Title: Vice President